OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

Supplement dated March 28, 2012 to the

Prospectus dated February 28, 2012

This supplement amends the Prospectus of Oppenheimer Small- & Mid-Cap Growth Fund (the “Fund”), dated February 28, 2012.

The first paragraph in the section titled “Principal Investment Strategies,” on page 3 of the Prospectus, is deleted in its entirety and replaced by the following:

Principal Investment Strategies. The Fund mainly invests in common stocks of U.S. companies that the portfolio manager expects to have above-average growth rates. The Fund seeks to invest in newer companies or in more established companies that are in the early growth phase of their business cycle, which is typically marked by above-average growth rates. The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies whose market capitalizations range from the company with the smallest market capitalization in the Russell 2000 Growth® Index, which measures the performance of the small-cap growth segment of the U.S. equity universe, to the company with the largest market capitalization in the Russell MidCap® Growth Index, which measures the performance of the mid-cap growth segment of the U.S. equity universe. The Fund may invest up to 20% of its net assets in companies in other market capitalization ranges. The Fund measures a company’s capitalization at the time the Fund buys a security, and is not required to sell a security if the issuer’s capitalization moves outside of the Fund’s definition of small- and mid-cap issuers.

March 28, 2012

PS0721.024